EXHIBIT 10.62

                AMENDMENT TO TRITON EXPLORATION SERVICES, INC.
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                            RETIREMENT INCOME PLAN
                            ----------------------

     This Amendment to Triton Exploration Services, Inc. Retirement Income Plan (this "Amendment") is executed by Triton Exploration Services, Inc., a Delaware corporation (the "Company"), on March 27, 1998 to be effective as of December 31, 1996.

                               R E C I T A L S:
                               ---------------

     A. The Company has assumed the sponsorship of the Triton Exploration Services, Inc. Retirement Income Plan, as amended and/or restated (the "Plan"); and


    B. The Board of Directors has adopted certain amendments to the Plan effective as of December 31, 1996.

  NOW, THEREFORE, the Plan is amended in the following respects:


     1. Section 1.40 of the Plan be and it is hereby amended so that (1) the reference to "Triton Energy Corporation" in the fourth paragraph thereof shall instead be a reference to Triton Energy Limited, a Cayman Islands company, and (2) each reference to "Employer" in clauses (a) through (d) in the fourth paragraph thereof shall instead be a reference to Triton Energy Limited, a Cayman Islands company.

     2. Except as amended by the provisions of this Amendment, all other provisions of the Plan remain in full force and effect.

     IN WITNESS WHEREOF, Triton Exploration Services, Inc. has caused this Amendment to be executed by its duly authorized officer effective as of December 31, 1996.

                              TRITON  EXPLORATION  SERVICES,  INC.





                              By:_________________________________
                                 Robert B. Holland, III, Senior Vice
                                 President